Supplement to the
Fidelity® MSCI Industrials Index ETF
November 29, 2024
Summary Prospectus

Paul Whitehead no longer serves as Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matt Waldron (Portfolio Manager) has managed the fund since 2025.
Steven White (Portfolio Manager) has managed the fund since 2025.
T06-SUSTK-0625-104 1.9871011.104	June 30, 2025